SECURITIES PURCHASE AGREEMENT

           THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is made as of April 17, 2008, by and among Davi Skin, Inc., a Nevada corporation (the “Company”), and _______________(“Subscriber”).

           WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) as promulgated under the Securities Act of 1933, as amended (the “1933 Act”); and

           WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, and the Subscribers shall purchase, (a) 250,000 shares of Series A Preferred Stock, par value $.001 per share of the Company, (the “Preferred Stock”), at a purchase price of $1.00 per share, pursuant to a Certificate of Designation to be approved by the Company and filed with the Secretary of State of Nevada designating the rights and privileges of the Preferred Stock, substantially in the form as annexed hereto as Exhibit A (the “Certificate”) and (b) Series A-1 Warrants to purchase common stock, par value $0.001 (the “Common Stock”) of the Company (the “Warrant Shares”), at an exercise price of $.15 per share, subject to adjustment (the “Exercise Price”), in substantially the form as annexed hereto as Exhibit B (the “Investor Warrants”) (all such transactions, collectively, the “Offering”).  The Preferred Stock, Additional Shares (as hereinafter defined), the Investor Warrants and the Warrant Shares are collectively referred to herein as the “Securities”; and

WHEREAS, simultaneously with the Closing the Company is delivering a Registration Rights Agreement in the form as annexed hereto as Exhibit C (the “Registration Rights Agreement”), a Stock Escrow Agreement substantially in the form as annexed hereto as Exhibit D (the “Escrow Agreement”), and the Company’s principal officer is delivering an Irrevocable Voting Proxy and Trust Agreement in the form as annexed as Exhibit E (the “Proxy Agreement”);

           WHEREAS, the Subscriber or its assigns shall have the exclusive right, but not obligation, up to an acquire an additional 350,000 shares of Preferred Stock at the Purchase Price set forth herein in one or more future closings; and

 WHEREAS, the Company is granting a right of first offer and registration rights to the Subscriber with respect to all transactions consummated within 12 months of the Initial Closing (as hereinafter defined) of the sale of Preferred Stock hereby; and

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

           1.           Purchase and Sale of Preferred Stock.

1.1.           Sale and Issuance of Preferred Stock.

(a) The Company shall adopt and file with the Secretary of State of the State of Nevada on or before the Initial Closing (as defined below) the Certificate in the form of Exhibit A attached to this Agreement.

(b) Subject to the terms and conditions of this Agreement, Subscriber agrees to purchase at the Closing and the Company agrees to sell and issue to each Subscriber at the Closing units consisting of 250,000 shares of Preferred Stock and Investor Warrants, at a purchase price of $1.00 per Unit (or an aggregate of $250,000).  At each Closing, the Company shall deliver to each Subscriber, among other closing documents mentioned herein, a certificate representing the Preferred Stock being purchased by such Subscriber at such Closing against payment of the purchase price therefore by check payable to the Company, by wire transfer to a bank account designated by the Company.

1.2.           Additional Shares.  After the Initial Closing, the Subscriber or its assigns shall have the sole and exclusive right, but not obligation, to acquire at their sole and absolute discretion and from time to time in whole or in part, up to an additional 350,000 shares of Series A Preferred Stock, on the same terms and conditions as those contained in this Agreement, (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or similar recapitalization affecting such shares) of Series A Preferred Stock (the “Additional Shares”), provided that (i) such right to acquire Additional Shares is delivered by fax, email or overnight courier or by hand, to the Company or its representatives, prior to one year after the Initial Closing, (ii) each the Subscriber execute and deliver a notice to the Company and tender the funds for such Additional Shares (and in the event of the exercise of this right in whole or in part by an assignee of Subscriber, then such assignee shall execute and be bound by this Agreement) and (iii) the Purchase Price for any Additional Shares shall be the adjusted Series A Preferred Stock Original Issuance Price as set forth in the Certificate and shall be reflected at each closing in subsequent series, (i.e. Series A-1, Series A-2, Series A-3) until an aggregate of 600,000 shares of Series A Preferred Stock are sold.  In the event that notice is given by Subscriber or its assigns to the Company to acquire any Additional Shares, then the Company shall sell such shares to Subscriber or its Assigns in a subsequent Closing at the adjusted Series A Original Issuance Price.  For avoidance of doubt, any representation, warranty or covenant of the Company hereby to the “Preferred Stock” shall be deemed to include and encompass the Additional Shares if and when such shares are acquired by Subscriber.

                                1.3           Use of Proceeds. In accordance with the directions of the Company’s Board of Directors, the Company shall use the proceeds from the sale of the Preferred Shares (including any Additional Shares) in accordance with Schedule 1.3 annexed hereto.

           2.           Closing.  The consummation of the transactions contemplated herein (the “Initial Closing”) shall take place at the offices of Hodgson Russ LLP, 1540 Broadway, 24th Floor, New York, NY 10036, upon the satisfaction of all conditions to Closing set forth in this Agreement, at a date and time acceptable to the parties (the date on which the actual Closing takes place shall be referred to as the “Closing Date”).  Thereafter, additional closings (the “Additional Closing” and the date thereof shall be the “Additional Closing Date” and, each closing date and Closing are sometimes referred to herein as a “Closing Date” and Closing, respectively) may take place from time to time at the discretion of the Subscriber or its assigns.

2.1           Closing Deliveries by Company.  At each Closing, the Company shall have approved and filed the Certificate with the State of Nevada and delivered those closing documents and instruments required by Section 10 below.

2.2           Closing Deliveries by Proxy Parties.  At each Closing, the Proxy Parties (as defined below) shall deliver to Subscriber the Proxy Agreements, all, duly authorized, approved, executed and delivered as set forth in Section 10 below. The “Proxy Parties” shall include (i) Jan Wallace, an individual; (ii) Munjit Johal, an individual; and (iii) Josh LeVine, an individual.

2.3           Closing Deliveries by Subscriber.   At each Closing, Subscriber shall deliver to the Company its respective portion of the Purchase Price in immediately available funds and this Agreement.

           3.           Subscriber’s Representations and Warranties.  Each Subscriber hereby represents and warrants to and agrees with the Company, severally and not jointly, only as to such Subscriber that:

                      (a)           Organization and Standing of the Subscribers.  If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                      (b)           Authorization and Power.  Such Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action on the part of the Subscribers, and no further consent or authorization of such Subscriber or its board of directors, stockholders, partners, members or managers, as the case may be, is required.

                      (c)           No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby, do not conflict with such Subscriber’s charter documents or bylaws or other organizational documents.  Subscriber is not required to obtain any consent, authorization or order of, or make any filing, notice filing or registration with, any court or governmental agency or creditor in order for it to execute, deliver or perform any of its obligations under this Agreement.

                      (d)           Information on Company. Such Subscriber has reviewed and relied upon the accuracy of the “SEC Documents” (as defined in Section 5(h) hereof) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the “Subsidiaries” (as defined in Section 5(u) hereof) and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate the investment in the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Subscriber or its representatives or counsel shall modify, amend or affect such Subscriber’s right to rely on the truth, accuracy and completeness of the SEC Documents (subject to a re-audit of the Company’s financial statements currently being conducted) and the Company’s representations and warranties contained in this Agreement.

                      (e)           Information on Subscriber.  The Subscriber is an “accredited investor”, as such term is defined in Regulation D promulgated under the 1933 Act, is experienced in investments and business matters, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase of the Securities.  The information set forth on the signature page hereto regarding the Subscriber is accurate.  Such Subscriber is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  Such Subscriber does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                      (f)           Investment Intent. Such Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Subscriber’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Subscriber to hold the Securities for any period of time.

           (g)           Legends.  Each Subscriber understands that the certificates or other instruments representing the Securities shall bear a restrictive  legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR  INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall, within five (5) business days, issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Securities are registered under the 1933 Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act.

                      (h)           Communication of Offer. The offer to sell the Securities was directly communicated to such Subscriber by the Company and/or its agents.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, spam or “mass” email, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.  Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that such Subscriber may transfer the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement and Security Agreements.  For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                      (i)           Enforceability.  This Agreement has been duly authorized and executed by such Subscriber and, when delivered by the Subscriber, will become Subscriber’s valid and binding agreement enforceable against Subscriber in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

                      (j)           Group.  Subscriber, together with any other shareholders or affiliates of Subscriber, is not part of a “Group” (as defined in Schedule 13 and Section 13 of the 1934 Act) and is not acting in concert with any person or persons as part of a Group with respect to the acquisition or holding of the Securities or any other securities of the Company, and does not have any agreement or understanding with any other person relating to the sale or voting of securities held by Subscriber or such other persons.  In each case, a Group for the foregoing purposes shall only be deemed to exist if said Group beneficially owns or controls 5% or more (as defined in Rule 13(d) of the 1934 Act) of the voting securities of the Company.

(k)           Funds.  The Subscriber has taken such measures as are required by law to assure that the funds used to pay to the Company the purchase price as set forth on the signature pages hereto are derived: (i) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

(l)           Patriot Act and No Prohibited Investment.  The Subscriber is in compliance with any and all applicable provisions of the Patriot Act including, without limitation, amendments to the Bank Secrecy Act. If the Subscriber is a Financial Institution, it has established and is in compliance with all procedures required by the Subscriber and the Bank Secrecy Act.  Subscriber hereby represents and warrants that the proposed investment in the Company is being made on its own behalf and does not directly or indirectly contravene United States federal, state, local or international laws or regulations applicable to Subscriber, including anti-money laundering laws (a "Prohibited Investment").  Federal regulations and Executive Orders administered by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <www.treas.gov/ofac>.  Subscriber hereby represents and warrants that it is not a country, territory, person or entity named on an OFAC list, nor is Subscriber a natural person or entity with whom dealings are prohibited under any OFAC regulations.

4.           Company Representations and Warranties.  Except as set forth in the Schedule of Exceptions attached hereto as Schedule 4 (the “Schedule of Exceptions”), the Company represents and warrants to and agrees with each Subscriber that:

                      (a)           Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Latest SEC Documents (as defined in Section 4(h)).  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or be reasonably likely to have a Material Adverse Effect.  For purpose of this Agreement, a “Material Adverse Effect” shall mean any of (i) a material and adverse effect on the legality, validity or enforceability of any of this Agreement (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under this Agreement.

(b)           Capitalization.  The authorized capital stock of the Company, other than the Conversion Shares (as defined in Section 10 below), consists of 90,000,000 shares of Common Stock, par value $.001 per share, of which 24,265,708 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of “blank check” preferred stock of which 600,000 shares have been designated as “Series A Preferred Stock” and reserved for issuance to Subscriber hereby in one or more series.   In addition, at Closing, the Certificate will have been duly authorized and filed.   Except as disclosed in the Latest SEC Documents (as defined in Section 4(h)), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or, the existence of any such rights will be waived prior to Closing.  Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act and (iv) except as set forth on Schedule 4(b), there are no outstanding registration statements and there are no outstanding comment letters from the Securities and Exchange Commission (the “Commission”) or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement (except, to the extent, if any, that such rights are understood prior to Closing).  The Company has reserved for issuance all of the Conversion Shares upon conversion of the Preferred Stock, all of which have been duly deposited into escrow in accordance with the Escrow Agreement along with appropriate stock transfer documentation.

                      (c)           Authorization, Enforcement, Compliance with Other Instruments.  (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Preferred Stock and Investor Warrants, and, upon conversion or exercise thereof, the Conversion Shares and Warrant Shares, respectively, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement  by the Company (or any subsidiary) to which it is a party and the consummation by it or them of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Preferred Stock, the Conversion Shares, the Investor Warrants and the Warrant Shares and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof (whether in the event of a mandatory redemption of Preferred Stock or otherwise), have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) on or before the Closing Date, this Agreement  will have been duly executed and delivered by the Company, (iv) this Agreement will, when executed and delivered constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

                      (d)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, or FINRA, the SEC, or the OTC Bulletin Board market system or the Company’s stockholders, is required for the execution by the Company of this Agreement to which it is a party and compliance and performance by the Company of its covenants and obligations under this Agreement, including, without limitation, the issuance and sale of the Securities.

                      (e)           No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 3 are true and correct (except with respect to Section 3(c)), neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement will: (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Articles of Incorporation of the Company as in effect on the date hereof, including the Certificate (the “Certificate of Incorporation”), the Bylaws of the Company as in effect on the date hereof (the “Bylaws”) or other organizational documents of the Company, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have or be reasonably likely to have a Material Adverse Effect; or (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

                      (f)           Issuance of the Securities. The Securities upon issuance: (i) are free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws; (ii) have been duly and validly authorized and on the date exercise of the Investor Warrants, the Warrant Shares will be duly and validly issued, fully paid and non-assessable or if registered pursuant to the 1933 Act, and if resold pursuant to an effective registration statement, will be freely tradable without any restriction whatsoever; (iii) will not have been issued or sold in violation of any pre-emptive or other similar rights of the holders of any securities of the Company; and  (iv) will not subject the holders thereof to personal liability by reason of being such holders.

                      (g)           Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents to which it is a party. Except as disclosed Schedule 4(g) to the Schedule of Exceptions or as disclosed in the Latest SEC Documents (as defined in Section 4(h)), there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have or be reasonably likely to have a Material Adverse Effect.

                      (h)           SEC Documents:  Financial Statements.  Since December 31, 2005, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission under the 1934 Act (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents” and any of the foregoing filed prior to the date hereof for periods ending on or after December 31, 2006 or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “Latest SEC Documents”).   As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the “Financial Statements”) are the subject of a re-audit by the Company’s current principal auditors.  The Company has not, in the past two years, received any notice from FINRA, the NASD, the OTC Bulletin Board quotation system or the SEC, advising the Company that it is in danger of having its securities listed, or that any late filings of SEC reports by it in the future would endanger the eligibility of its common stock to remain quoted on the OTC Bulletin Board quotation or any other quotations service.

                      (i)           No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                      (j)           Information Concerning Company. The Subscriber has not been provided with any material non-public information concerning the Company, except (i) as the terms and conditions of the transactions contemplated hereby may constitute such information, or (ii) pursuant to non-disclosure agreements or documents of similar purpose.  The Company understands and confirms that the Subscriber will rely on the representations and covenants herein effecting transactions in securities of the Company. All disclosure provided to the Subscriber regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company’s representations and warranties set forth in this Agreement) are true and correct in all material respects as of the date thereof and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The SEC Documents contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein, (subject to a re-audit as disclosed in certain SEC Documents) and disclosed in the Latest SEC Documents which are subject to audit.

                      (k)           Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                      (l)           Defaults. The Company is not in violation of its Certificate of Incorporation or Bylaws.  The Company is (i) not in default under or in violation of any agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have or be reasonably likely to have a Material Adverse Effect or which default has not been waived for purposes of allowing the issuance of the Preferred Stock and entry into this Agreement, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have or be reasonably likely to have a Material Adverse Effect.

                      (m)           No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings.

                      (n)           No General Solicitation; Private Placement.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Sections 3(d)-(f), no registration under the 1933 Act is required for the offer and sale of the Securities by the Company to the Subscribers under this Agreement.

                      (o)           Listing.  The Company has not received any oral or written notice that its Common Stock is not eligible or will become ineligible for quotation on the OTC Bulletin Board, and there have been no FINRA or similar hearings relating to the listing or quotation of the Company’s securities on such market or any other market in the past two years,  or that its Common Stock does not meet all requirements for the continuation of such quotation, and the Company satisfies all the requirements for the continued listing of its Common Stock on the OTC Bulletin Board.

                      (p)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed as of the respective dates as of which the information is given in the SEC Documents, other than those incurred in the ordinary course of the Company’s businesses since December 31, 2007 and which, individually or in the aggregate, would not reasonably be expected to have or be reasonably likely to have a Material Adverse Effect.

                      (q)           No Undisclosed Events or Circumstances.  Since December 31, 2007, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

                      (r)           Acknowledgment Regarding Subscribers’ Purchase of the Securities.  The Company acknowledges and agrees that the Subscribers are acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that the Subscribers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscribers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Subscribers’ purchase of the Securities.  The Company further represents to the Subscribers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(s)           No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants (other than those specified designates with the independent auditors or the Company’s financial statements which have already been disclosed in the SEC Reports), and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                      (t)           Omitted.

(v)           Title to Assets.  The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all liens, except for liens as do not materially affect the actual value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect.

                      (w)           Patents and Trademarks. The Company and its subsidiaries have, or have rights to use, in accordance with applicable U.S. or foreign laws where it transacts business, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Latest SEC Documents and which the failure to so have could, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any person.  To the knowledge of the Company, there  is no existing infringement by another person of any of the Intellectual Property Rights.

                      (x)           Solvency.  Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company will not incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                      (y)           Compliance with Law.  The Company and its subsidiaries are conducting business in all material respects in compliance with all applicable laws and orders.  The Company and the Subsidiaries hold all permits of all governmental authorities that by the nature of the operations of the business conducted by it or the ownership of the assets owned by it are permits required to conduct the operation and ownership thereof in the manner currently conducted or to use such assets in the manner currently utilized in the business, except for such permits, if any, as to which the failure to hold are not reasonably likely to have a Material Adverse Effect.

                      (z)           Environmental Laws.  The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.  The Company and its Subsidiaries have not been notified by any governmental authority that any such environmental permits will be modified, suspended or revoked or cannot be renewed in the ordinary course of business consistent with past practice.  There are no present or past environmental conditions at any property owned, leased or used by the Company or any Subsidiary.  There is no pending or, to the best knowledge of the Company, threatened environmental claim against the Company or any Subsidiary relating to their business or the properties owned, leased or used thereby, or against any entity relating to the business of the Company or such properties, for which the Company or any Subsidiary may have any liability.  There are no hazardous materials or other conditions at, under or emanating from, and there has been no release at, on or adjoining, any real property currently or formerly owned, operated or leased by the Company or any Subsidiary or their respective predecessors in interest that would reasonably be expected to give rise to an environmental claim against or liability of any of the foregoing under any Environmental Law.  Neither the Company nor any Subsidiary has assumed, contractually or by operation of applicable law, any liabilities of any third party under any Environmental Law.

                      (aa)                      Tax Status.  Except as set forth in the SEC Documents, the Company and each of its Subsidiaries has made and filed through December 31, 2007 (and has valid extensions for all applicable periods thereafter) all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other  governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, in each case, except where the failure to make such filing or payment or set aside such amount would not, individually or in the aggregate, have or be reasonably likely to have a Material Adverse Effect.

                      (bb)                      Certain Transactions.  Except as set forth in the Latest SEC Documents, and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the Latest SEC Documents, none of the officers, directors, or employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director trustee or partner.

5.           Exempt Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2)  of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. The Company will provide, at the Company’s expense, such legal opinions in the future as are reasonably necessary for the issuance and resale of the Warrant Shares issuable upon the due exercise of the Investor Warrants.

6.           Broker/Legal Fees.  The Company on the one hand, and each Subscriber (for itself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions.

7.           Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

           (a)           Listing.  The Company will maintain the listing of its Common Stock on the OTC Bulletin board or any other national exchange or listing system, whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable.

           (b)           Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

           (c)           Reservation.  Prior to the Closing Date, the Company undertakes to reserve from its authorized but unissued shares of Common Stock, a number of such shares equal to (i) 100% of the number of Warrant Shares as are issuable upon exercise of the Investor Warrants and (ii) 10% of the maximum number of Conversion Shares as may be issued upon conversion in the event of a mandatory conversion. Failure to have sufficient shares reserved pursuant to this Section 9(d) for three (3) consecutive business days or ten (10) days in the aggregate shall be a material default of the Company’s obligations under this Agreement and the Preferred Stock.

           (d)           Books and Records.  From the date of this Agreement and until the later of (i) two (2) years after the Closing Date, or (ii) until all the Preferred Stock have been converted and Conversion Shares resold or transferred by all Subscriber or are eligible for resale pursuant Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

           (e)           Reasonable Best Efforts.  Each party shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 11 and 12 of this Agreement.

8.           Covenants of the Company Regarding Indemnification.

           (a)           The Company agrees to indemnify, hold harmless, reimburse and defend the subscriber, the subscriber’s officers, directors, agents, Affiliates, control persons, and principal stockholders or, equity holders, against any actual: claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty made by the Company in this Agreement or in any Exhibits or Schedules attached hereto or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder.

9.           Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Preferred Stock and Additional Shares, if any are requested to be purchased, and Investor Warrants to the Subscriber at any Closing, is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s benefit and may be waived by the Company at any time in its sole discretion:

           (a)           The Subscriber(s) shall have executed this Agreement and any of the other transaction documents to which it is a party, and delivered it to the Company, or, in the case of additional shares, a notice demanding such Subscriber’s right to acquire Additional Shares stating the amount of Additional Shares being subscribed for and the closing date therefore.

           (b)           The Subscriber shall have delivered to the Company the Purchase Price and by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

           (c)           The representations and warranties of the Subscriber(s) shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber on or before the Closing Date.

           10.           Conditions to the Subscribers’ Obligation to Purchase.  The obligation of the Subscriber hereunder to subscribe for the Preferred Stock to be sold at the Initial Closing or any subsequent closing, and Investor Warrants to be sold at Initial Closing or any subsequent closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any which may be waived at Subscriber’s sole and absolute discretion:

(a)           The Certificate shall have been duly authorized and approved and filed with the State of Nevada, and in full force and effect;

(b)           Certificates representing the Preferred Stock shall be executed and delivered to each Subscriber,

(c)           The Company shall have approved, authorized executed and delivered:

(i)  the Escrow Agreement to the agent for the Subscribers set forth therein (the “Agent”) along with the 25,000,000 shares of Common Stock, par value $.001 of the Company for issuance upon conversion of the Preferred Stock, based on the adjusted Conversion Price (as defined in the Certificate) (the “Escrow Shares”) and shall have reserved such shares plus any other shares that may be issuable upon conversion of the Preferred Stock for issuance thereon (the “Conversion Shares”),

(ii)           Investor Warrants to purchase such number of Warrant Shares as equals .95 times the number of Conversion Shares into which the Preferred Stock issued is convertible into,

(iii)           A Registration Rights Agreement with respect to all of the Conversion Shares and Warrant Shares,

all duly authorized, approved, executed and delivered by the Company, and a as well as a legal opinion from counsel to the Company, as reasonably approved by the Subscriber’s, which shall contain customary opinions relating to enforceability, validity, due authority, no conflicts of laws of all agreements and securities issued as well as the valid and fully paid issuance of Preferred Stock and all other securities contemplated hereby (the “Opinion”).

           (d)           The Common Stock shall be authorized for quotation on the OTC Bulletin Board and trading in the Common Stock shall not have been suspended for any reason.

           (e)           The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for  representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date.  If requested by the Subscribers, the Subscribers shall have received a certificate, executed by the President and the Treasurer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Subscribers.

           (g)           The Proxy Parties shall have duly executed and delivered the Proxy Agreement.

           (h)           The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting exercise of the Investor Warrants, that number of shares of Common Stock as shall be equal to 100% of the number of shares of Common Stock required to effect the exercise of all the Investor Warrants to be outstanding immediately following the Closing Date.

(i)           The Subscriber shall have received the Opinion.

           (j)           The Subscriber shall have completed a due diligence review of the Company to their sole satisfaction.

At any Subsequent Closing for Additional Shares, each of the Additional Shares and Investor Warrants as well as a new Opinion, shall be delivered and the foregoing agreements shall be amended and restated as necessary and delivered to Subscriber reflecting the Additional Shares and additional Investor Warrants (provided that no additional Escrow Shares need be deposited).

11.           Miscellaneous.

           (a)           Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, confirmed email (with a hard copy by mail or fax) or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to: Davi Skin, Inc.	If to the Subscriber, to:

           (b)           Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

           (c)           Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Subscribers (or transferees of Securities) holding a majority in interest of the Preferred Stock, or upon execution hereof by Existing Investors desiring to exercise their Participation Rights. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

           (d)           Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

           (e)           Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

           (f)           Specific Enforcement, Consent to Jurisdiction. The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company, Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

           (g)           Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under this Agreement are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this Agreement. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber or other person of entity and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in this Agreement, and no action taken by any Subscriber pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company and each Subscriber acknowledges that it has elected to provide all Subscribers with the same terms and this Agreement for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to this Agreement uments or the transactions contemplated hereby.

           (h)           Business/Calendar Days. Unless otherwise indicated, references to days in this Agreement will refer to calendar days.

           (i)           Termination.                                In the event that the Closing shall not have occurred with respect to the on or before ten (10) business days from the date hereof due to the Company’s or the Subscribers’ failure to satisfy the conditions set forth in Sections 11 and 12 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

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LIST OF EXHIBITS & SCHEDULES
Exhibits
Exhibit A                      Certificate of Designation
Exhibit B                      Form of Investor Warrant
Exhibit C                      Registration Rights Agreement
Exhibit D                      Escrow Agreement
Exhibit E                      Form of Irrevocable Voting Proxy and Trust Agreement

Schedule 1.3               Use of Proceeds

 SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

           The parties hereby acknowledge their acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

COMPANY DAVI SKIN, INC. a Nevada corporation /s/ Jan Wallace _________________________ By: Jan Wallace Its: President and Chief Executive Officer
SUBSCRIBER _________________________ By: Its: